                                                                    Exhibit 99.4


[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

                               ABS NEW TRANSACTION
                             COMPUTATIONAL MATERIALS

                           $650,000,000 (APPROXIMATE)
                  SPECIALTY UNDERWRITING & RESIDENTIAL FINANCE
                    MORTGAGE LOAN ASSET-BACKED CERTIFICATES,
                                SERIES 2004-BC3

                                  [SURF LOGO]

                           LITTON LOAN SERVICING, L.P.
                                    SERVICER

                             J.P. MORGAN CHASE BANK
                                    TRUSTEE

                               SEPTEMBER [9], 2004

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

[MERRILL LYNCH LOGO]                   COMPUTATIONAL MATERIALS FOR SURF 2004-BC3

The attached tables and other statistical analyses (the "Computational Materials") are furnished to you solely by Merrill Lynch, Pierce, Fenner & Smith Incorporated ("Merrill Lynch") and not by the issuer of the securities or any of its affiliates. The issuer of these securities has not prepared or taken part in the preparation of these materials. None of Merrill Lynch, the issuer of the securities nor any of their affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable Prospectus Supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information herein may not be provided by the addressees to any third party other than the addressee's legal, tax, financial and/or accounting advisors for the purposes of evaluating said material.

Numerous assumptions were used in preparing the Computational Materials, which may or may not be stated therein. As such, no assurance can be given as to the accuracy, appropriateness or completeness of the Computational Materials in any particular context; or as to whether the Computational Materials and/or the assumptions upon which they are based reflect present market conditions or future market performance. These Computational Materials should not be construed as either projections or predictions or as legal, tax, financial or accounting advice.

Any yields or weighted average lives shown in the Computational Materials are based on prepayment assumptions and actual prepayment experience may dramatically affect such yields or weighted average lives. In addition, it is possible that prepayments on the underlying assets will occur at rates slower or faster than the rates assumed in the attached Computational Materials. Furthermore, unless otherwise provided, the Computational Materials assume no losses on the underlying assets and no interest shortfall. The specific characteristics of the securities may differ from those shown in the Computational Materials due to differences between the actual underlying assets and the hypothetical assets used in preparing the Computational Materials. The principal amount and designation of any security described in the Computational Materials are subject to change prior to issuance.

Although a registration statement (including the prospectus) relating to the securities discussed in this communication has been filed with the Securities and Exchange Commission and is effective, the final prospectus supplement relating to the securities discussed in this communication has not been filed with the Securities and Exchange Commission. This communication shall not constitute an offer to sell or the solicitation of any offer to buy nor shall there be any sale of the securities discussed in this communication in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state. Prospective purchasers are referred to the final prospectus and prospectus supplement relating to the securities discussed in this communication for definitive information on any matter discussed in this communication. A final prospectus and prospectus supplement may be obtained by contacting the Merrill Lynch Trading Desk at (212) 449-3659.

Please be advised that asset-backed securities may not be appropriate for all investors. Potential investors must be willing to assume, among other things, market price volatility, prepayments, yield curve and interest rate risk. Investors should fully consider the risk of an investment in these securities.

If you have received this communication in error, please notify the sending party immediately by telephone and return the original to such party by mail.

--------------------------------------------------------------------------------
Recipients must read the information contained in the attached statement. Do not use or rely on this information if you have not received or reviewed the statement. If you have not received the statement, call your Merrill Lynch account executive for another copy. The collateral information set forth in the Computational Materials supersedes any previously distributed collateral information relating to the securities discussed in this communication and will be superseded by the information set forth in the final prospectus supplement.

SURF 2004-BC3 - 1ML = 6ML = 20%
USING FFTW PREPAY SPEED

                                A-1         A-2            Subs
                            AFCap Libor  AFCap Libor   AFCap Libor
Period           Date          = 20         = 20          = 20
------           ----       -----------  -----------   ------------
0             28-Oct-04
1             25-Nov-04       6.763        6.780           6.771
2             25-Dec-04       9.246        9.990           9.250
3             25-Jan-05       9.238        9.977           9.251
4             25-Feb-05       9.228        9.961           9.252
5             25-Mar-05       9.223        9.950           9.253
6             25-Apr-05       9.197        9.913           9.253
7             25-May-05       9.183        9.892           9.254
8             25-Jun-05       9.163        9.862           9.255
9             25-Jul-05       9.157        9.851           9.256
10            25-Aug-05       9.137        9.821           9.255
11            25-Sep-05       9.124        9.801           9.256
12            25-Oct-05       9.120        9.793           9.257
13            25-Nov-05       9.095        9.759           9.257
14            25-Dec-05       9.093        9.752           9.258
15            25-Jan-06       9.067        9.716           9.258
16            25-Feb-06       9.052        9.694           9.259
17            25-Mar-06       9.083        9.731           9.260
18            25-Apr-06       9.019        9.648           9.260
19            25-May-06       8.949        9.596           9.258
20            25-Jun-06       9.051        9.601           9.251
21            25-Jul-06       9.115        9.664           9.236
22            25-Aug-06       9.094        9.652           9.232
23            25-Sep-06       9.099        9.661           9.230
24            25-Oct-06       9.136        9.704           9.221
25            25-Nov-06       9.128        9.698           9.216
26            25-Dec-06       9.169        9.741           9.193
27            25-Jan-07       9.155        9.725           9.187
28            25-Feb-07       9.153        9.724           9.182
29            25-Mar-07       9.413        9.784           9.171
30            25-Apr-07       9.147        9.710           9.176
31            25-May-07       9.155        9.720           9.172
32            25-Jun-07       9.303        9.700           9.136
33            25-Jul-07       9.666        9.724           9.113
34            25-Aug-07       9.331        9.707           9.107
35            25-Sep-07       9.310        9.709           9.099
36            25-Oct-07       9.600        9.725           9.090
37            25-Nov-07       9.273        9.711           9.090
38            25-Dec-07      10.167        9.711           9.435
39            25-Jan-08       9.881        9.691           9.198
40            25-Feb-08       9.862        9.687           9.178
41            25-Mar-08      10.520        9.712           9.789
42            25-Apr-08       9.822        9.686           9.139
43            25-May-08      10.130        9.714           9.425
44            25-Jun-08       9.918        9.703           9.197
45            25-Jul-08      10.235        9.706           9.520
46            25-Aug-08       9.888        9.696           9.196
47            25-Sep-08       9.871        9.696           9.180
48            25-Oct-08      10.183        9.707           9.469
49            25-Nov-08       9.839        9.696           9.149
50            25-Dec-08      10.252        9.706           9.514
51            25-Jan-09       9.912        9.693           9.217
52            25-Feb-09       9.898        9.693           9.204
53            25-Mar-09      10.944        9.747          10.176
54            25-Apr-09       9.871        9.695           9.180
55            25-May-09      10.187        9.716           9.474

56          25-Jun-09          9.864             9.699        9.168
57          25-Jul-09         10.179             9.721        9.471
58          25-Aug-09          9.838             9.702        9.154
59          25-Sep-09          9.825             9.704        9.143
60          25-Oct-09         10.139             9.730        9.436
61          25-Nov-09          9.799             9.708        9.120
62          25-Dec-09         10.112             9.735        9.413
63          25-Jan-10          9.773             9.710        9.098
64          25-Feb-10          9.760             9.710        9.087
65          25-Mar-10         10.791             9.808       10.048
66          25-Apr-10          9.733             9.711        9.064
67          25-May-10         10.044             9.743        9.355
68          25-Jun-10          9.706             9.712        9.041
69          25-Jul-10         10.016             9.745        9.331
70          25-Aug-10          9.679             9.711        9.019
71          25-Sep-10          9.665             9.710        9.008
72          25-Oct-10          9.973             9.747        9.297
73          25-Nov-10          9.638             9.708        8.986
74          25-Dec-10          9.945             9.746        9.274
75          25-Jan-11          9.611             9.706        8.964
76          25-Feb-11          9.597             9.705        8.954
77          25-Mar-11         10.610             9.839        9.901
78          25-Apr-11          9.570             9.702        8.933
79          25-May-11          9.875             9.745        9.220
80          25-Jun-11          9.543             9.700        8.912
81          25-Jul-11          9.847             9.743        9.198
82          25-Aug-11     9.51522674             8.074        8.892
83          25-Sep-11          9.502             8.063        8.881
84          25-Oct-11          9.804             8.320        9.167
85          25-Nov-11          9.474             8.041        8.862
86          25-Dec-11          9.776             8.297        9.147
87          25-Jan-12          9.447             8.018        8.842
88          25-Feb-12          9.433             8.008        8.833
89          25-Mar-12         10.069             8.548        9.432
90          25-Apr-12          9.406             7.986        8.814
91          25-May-12          9.706             8.241        9.098
92          25-Jun-12          9.379             7.964        8.796
93          25-Jul-12          9.677             8.219        9.079
94          25-Aug-12          9.352             7.943        8.778
95          25-Sep-12          9.338             7.933        8.769
96          25-Oct-12          9.635             8.186        9.052
97          25-Nov-12          9.311             7.912        8.752
98          25-Dec-12          9.607             8.165        9.035
99          25-Jan-13          9.284             7.891        8.735
100         25-Feb-13          9.270             7.881        8.727
101         25-Mar-13         10.249             8.714        9.653
102         25-Apr-13          9.243             7.861        8.711
103         25-May-13          9.538             8.112        8.993
104         25-Jun-13          9.217             7.841        8.695
105         25-Jul-13          9.510             8.092        8.977
106         25-Aug-13          9.190             7.821        8.680
107         25-Sep-13          9.176             7.811        8.673
108         25-Oct-13          9.468             8.061        8.955
109         25-Nov-13          9.149             7.792        8.659
110         25-Dec-13          9.441             8.041        8.941
111         25-Jan-14          9.123             7.772        8.645
112         25-Feb-14          9.110             7.763        8.639
113         25-Mar-14         10.071             8.584        9.557
114         25-Apr-14          9.083             7.744        8.626
115         25-May-14          9.372             7.993        8.907
116         25-Jun-14          9.057             7.725        8.614
117         25-Jul-14          9.345             7.973        8.895
118         25-Aug-14          9.030             7.707        8.603

119         25-Sep-14     9.017      7.698       8.597
120         25-Oct-14     9.304      7.945       8.878
121         25-Nov-14     8.991      7.680       8.587
122         25-Dec-14     9.277      7.927       8.868
123         25-Jan-15     8.965      7.662       8.577
124         25-Feb-15     8.952      7.653       8.572
125         25-Mar-15     9.897      8.464       9.486
126         25-Apr-15     8.926      7.636       8.563
127         25-May-15     9.210      7.881       8.845
128         25-Jun-15     8.900      7.619       8.555
129         25-Jul-15     9.184      7.864       8.837
130         25-Aug-15     8.875      7.602       8.548
131         25-Sep-15     8.862      7.593       8.545
132         25-Oct-15     9.144      7.838       8.826
133         25-Nov-15     8.836      7.577       8.539
134         25-Dec-15     9.118      7.821       8.820
135         25-Jan-16     8.811      7.560       8.533
136         25-Feb-16     8.798      7.552       8.531
137         25-Mar-16     9.392      8.064       9.117
138         25-Apr-16     8.773      7.536       8.526
139         25-May-16     9.053      7.779       8.809
140         25-Jun-16     8.748      7.520       8.523
141         25-Jul-16     9.027      7.763       8.806
142         25-Aug-16     8.724      7.504       8.521
143         25-Sep-16     8.711      7.497       8.520
144         25-Oct-16     8.989      7.739       8.803
145         25-Nov-16     8.687      7.481       8.519
146         25-Dec-16     8.964      7.723       8.802
147         25-Jan-17     8.662      7.466       8.518
148         25-Feb-17     8.650      7.459       8.519
149         25-Mar-17     9.564      8.250       9.432
150         25-Apr-17     8.626      7.444       8.520
151         25-May-17     8.901      7.685       8.805
152         25-Jun-17     8.602      7.430       8.522
153         25-Jul-17     8.876      7.670       8.807
154         25-Aug-17     8.578      7.415       8.525
155         25-Sep-17     8.566      7.408       8.527
156         25-Oct-17     8.840      7.648       8.814
157         25-Nov-17     8.543      7.394       8.532
158         25-Dec-17     8.815      7.634       8.819
159         25-Jan-18     8.519      7.380       8.538
160         25-Feb-18     8.508      7.374       8.541
161         25-Mar-18     9.407      8.156       9.460
162         25-Apr-18     8.485      7.360       8.549
163         25-May-18     8.756      7.599       8.838
164         25-Jun-18     8.462      7.347       8.558
165         25-Jul-18     8.732      7.585       8.848
166         25-Aug-18     8.439      7.334       8.568
167         25-Sep-18     8.428      7.327       8.573
168         25-Oct-18     8.697      7.565       8.865
169         25-NOV-18                7.314       8.575
170         25-Dec-18                7.552       8.847
171         25-Jan-19                7.302       8.549
172         25-Feb-19                7.296       8.536
173         25-Mar-19                8.071       9.436
174         25-Apr-19                7.283       8.510
175         25-May-19                7.520       8.781
176         25-JUN-19                7.004
177         25-Jul-19                7.230
178         25-Aug-19                6.989
179         25-Sep-19                6.982
180         25-Oct-19                7.207
181         25-Nov-19                6.967

182         25-Dec-19          7.192
183         25-Jan-20          6.953
184         25-Feb-20          6.945
185         25-Mar-20          7.417
186         25-Apr-20          6.931
187         25-May-20          7.155
188         25-Jun-20          6.917
189         25-Jul-20          7.141
190         25-Aug-20          6.903
191         25-Sep-20          6.896
192         25-Oct-20          7.119
193         25-Nov-20          6.883
194         25-Dec-20          7.105
195         25-Jan-21          6.870
196         25-Feb-21          6.863
197         25-Mar-21          7.591
198         25-Apr-21          6.850
199         25-May-21          7.072
200         25-Jun-21          6.837
201         25-Jul-21          7.059
202         25-Aug-21          6.825
203         25-Sep-21          6.818
204         25-Oct-21          7.039
205         25-Nov-21          6.806
206         25-Dec-21          7.026
207         25-Jan-22          6.794
208         25-Feb-22          6.788
209         25-Mar-22          7.508
210         25-Apr-22          6.776
211         25-May-22          6.996
212         25-Jun-22          6.764
213         25-Jul-22          6.984

SURF 2004-BC3

PREPAY                FFTW Prepay Curves
RATES                 Fwd, starting per. 6 up 100 bps
CDR                   0
SEVERITY              0%
REV LAG               0

PERIOD             Exc Sprd
------             --------
AVG YR1               303
AVG YR2               216
AVG YR3               308
AVG YR4               300
AVG YR5               272
-------               ---
 1                    457
 2                    399
 3                    362
 4                    354
 5                    411
 6                    334
 7                    250
 8                    221
 9                    233
10                    207
11                    199
12                    211
13                    183
14                    196
15                    167
16                    159
17                    217
18                    143
19                    159
20                    261
21                    302
22                    269
23                    262
24                    279
25                    248
26                    315
27                    289
28                    283
29                    367
30                    271
31                    294
32                    316
33                    351
34                    315
35                    310
36                    332
37                    298
38                    322
39                    294
40                    291
41                    348
42                    280

43                  306
44                  287
45                  315
46                  280
47                  275
48                  299
49                  265
50                  300
51                  266
52                  262
53                  355
54                  253
55                  279
56                  252
57                  279
58                  245
59                  240
60                  265
61                  231
62                  264
63                  229
64                  225
65                  318
66                  217
67                  244
68                  215
69                  241
70                  207
71                  203
72                  229
73                  195
74                  224
75                  191
76                  187
77                  279
78                  180
79                  206
80                  173
81                  200
82                  167
83                  164
84                  190
85                  157
86                  183
87                  152
88                  148
89                  162
90                  104
91                  128
92                  101
93                  125
94                   98
95                   97
96                  120
97                   94
98                  118

 99                   93
100                   92
101                  176
102                   90
103                  114
104                   89
105                  113
106                   87
107                   86
108                  111
109                   85
110                  110
111                   85
112                   84
113                  167
114                   87
115                  109
116                   89
117                  110
118                   93
119                   94
120                  111
121                   98
122                  113
123                  103
124                  105
125                  178
126                  110
127                  122
128                  115
129                  127
130                  121
131                  124
132                  135
133                  131
134                  141
135                  137
136                  141
137                  175
138                  148
139                  159
140                  156
141                  167
142                  165
143                  169
144                  180
145                  178
146                  190
147                  188
148                  194
149                  256
150                  204
151                  217
152                  216
153                  230
154                  229

155                  235
156                  250
157                  249
158                  265
159                  264
160                  272
161                  333
162                  289
163                  308
164                  308
165                  328
166                  328
167                  338
168                  361
169                  361
170                  386
171                  386
172                  399
173                  467
174                  428
175                  458
176                  538
177                  579
178                  582
179                  606
180                  653